Intangible Assets, Net - Schedule of Future Amortization Expense (Details)	Dec. 31, 2024 USD ($)
Schedule Of Future Amortization Expense Abstract
2024	$ 69,333
2025	416,000
2026	416,000
2027	416,000
2028	416,000
2029	346,667
Total	$ 2,080,000